Exhibit 10.1

VOTING AND NON-SOLICITATION AGREEMENT

This VOTING AND NON-SOLICITATION AGREEMENT, dated effective as of November 23, 2015 (this “Agreement”), by and among WSFS Financial Corporation (“WSFS”), a Delaware corporation, Penn Liberty Financial Corp. (“PLFC”), a Pennsylvania corporation, and the undersigned shareholder and director (the “Individual”) of PLFC.

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, PLFC and WSFS are entering into an Agreement and Plan of Reorganization, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, PLFC will merge with and into WSFS and WSFS will be the surviving corporation (the “Merger”) and each shareholder of PLFC shall receive the per share consideration specified in the Merger Agreement;

WHEREAS, as of the date hereof, the Individual is a director of PLFC and the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act), in the aggregate, of those shares of common stock, par value $0.10 of PLFC (“PLFC Common Stock”) specified on Schedule 1 attached hereto, and will receive in the Merger in exchange for the Individual’s shares of PLFC Common Stock the per share consideration specified in the Merger Agreement, and therefore the Merger is expected to be of substantial benefit to the Individual;

WHEREAS, as a material inducement to WSFS entering into the Merger Agreement, WSFS has required that the Individual agree, and the Individual has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein; and

WHEREAS, other individuals, as a material inducement to WSFS entering into the Merger Agreement, will enter into and abide by the covenants and obligations set forth in substantially identical voting and non-solicitation agreements.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

General

1.1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Affiliate” of a Person means any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.

“Business” means the business of acting as a commercial, community or retail banking business, including but not limited to entities which lend money and take deposits.

“control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.

“Constructive Sale” means with respect to any security a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits and risks of ownership.

“Covered Shares” means, with respect to the Individual, the Individual’s Existing Shares, together with any shares of PLFC Common Stock or other capital stock of PLFC and any securities convertible into or exercisable or exchangeable for shares of PLFC Common Stock or other capital stock of PLFC, in each case that the Individual acquires Beneficial Ownership of on or after the date hereof.

“Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), excluding restrictions under securities laws.

“Existing Shares” means, with respect to the Individual, all shares of PLFC Common Stock Beneficially Owned by the Individual.

“Grantees” has the meaning set forth in Section 2.3 hereof.

“Permitted Transfer” means a Transfer (i) as the result of the death of the Individual by the Individual to a descendant, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of the Individual, (ii) Transfers to affiliates (including trusts) and family members in connection with estate and tax planning purposes, (iii) Transfers to any other shareholder and director of PLFC who has executed a copy of this Agreement on the date hereof, and (iv) such transfers as WSFS may otherwise permit in its sole discretion provided that, in each case prior to the effectiveness of such Transfer, such transferee executes and delivers to WSFS and PLFC a written agreement, in form and substance reasonably acceptable to WSFS and PLFC, to assume all of Individual’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to the Covered Shares subject to such Transfer, to the same extent as the Individual is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares transferred as the Individual shall have made hereunder.

“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a Representative capacity.

“Representatives” means, with respect to any Person, any officer, director, employee, investment banker, financial or other advisor, attorney, accountant, consultant, or other representative or agent of or engaged or retained by such Person.

“Restricted Period” has the meaning set forth in Section 2.4(a) hereof.

“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. Notwithstanding anything herein to the contrary, any disposition of Covered Shares to PLFC by the Individual as payment of the exercise price of an option issued under the PLFC Stock Option Plan shall not be deemed a Transfer.

ARTICLE II

COVENANTS OF INDIVIDUAL

2.1. Agreement to Vote. The Individual hereby irrevocably and unconditionally agrees that during the term of this Agreement, at a special meeting of the shareholders of PLFC or at any other meeting of the shareholders of PLFC, however called, including any adjournment or postponement thereof, and in connection with any written consent of the shareholders of PLFC, the Individual shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of the Individual and that the Covered Shares are entitled to vote thereon or consent thereto:

(a) appear at each such meeting or otherwise cause the Covered Shares as to which the Individual controls the right to vote to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares as to which the Individual controls the right to vote:

(i) in favor of the adoption and approval of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and any actions required in furtherance thereof;

(ii) against any action or agreement that could result in a breach of any covenant, representation or warranty or any other obligation of PLFC under the Merger Agreement;

(iii) against any Acquisition Proposal;

(iv) against any merger, consolidation or business combination involving the Company or any of its subsidiaries other than the Merger;

(v) against any sale, lease or transfer of all or substantially all of the assets of the Company or any of its subsidiaries;

(vi) against any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries; and

(vii) against any action, agreement or transaction submitted for the vote or written consent of the shareholders of PLFC that would reasonably be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by PLFC of its obligations under the Merger Agreement or by the Individual of his obligations under this Agreement.

2.2. No Inconsistent Agreements. The Individual hereby covenants and agrees that, except for this Agreement, the Individual (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy (except pursuant to Section 2.3 hereof), consent or power of attorney with respect to the Covered Shares, (c) will not commit any act that could restrict or affect his legal power, authority and right to vote any of the Covered Shares then held of record or Beneficially Owned by the Individual or otherwise prevent or disable the Individual from performing any of his obligations under this Agreement, and (d) has not taken and shall not knowingly take any action that would make any representation or warranty of the Individual contained herein untrue or incorrect or have the effect of preventing or disabling the Individual from performing any of his obligations under this Agreement.

2.3. Irrevocable Proxy. The Individual hereby irrevocably (to the fullest extent permitted by Law) grants to and appoints as his proxy and attorney-in-fact (with full power of substitution and resubstitution), WSFS and each of its executive officers and any of them in their capacities as executive officers of WSFS, and any other Person designated in writing by the foregoing (collectively, the “Grantees”), each of them individually, with full power of substitution, to vote or execute written consents with respect to the Covered Shares in accordance with Section 2.1 hereof and, in the discretion of the Grantees, with respect to any proposed postponements or adjournments of any annual or special meetings of the shareholders of PLFC at which any of the matters described in Section 2.1 is to be considered. This proxy is coupled with an interest and shall be irrevocable, and the Individual will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Individual with respect to the Covered Shares. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the Pennsylvania Associations Code, as amended or supplemented hereafter. Notwithstanding anything to the contrary in this Agreement, the proxy granted by this Section 2.3 shall terminate and be of no further force and effect upon the termination of this Agreement.

2.4. Non-Solicitation; Nondisparagement.

(a) The Individual hereby covenants and agrees that, for a period commencing on the Closing Date and terminating on the second anniversary of the Closing Date (the “Restricted Period”), such Individual shall not within the State of Delaware and Commonwealth of Pennsylvania, directly or indirectly, as employee, agent, consultant, director, equity holder, member, manager, partner or in any other capacity, without WSFS’s prior written consent (other than for the benefit of WSFS or its Affiliates), solicit, call upon, communicate with or attempt to communicate (whether by mail, telephone, electronic mail, personal meeting or any other means, excluding general solicitations of the public that are not based in whole or in part on any list of customers of PLFC or any of its Affiliates) with any Person that is or was a customer of PLFC during the one-year period preceding the Closing Date for the purpose of engaging in opportunities related to the Business or contracts related to the Business or, except in the ordinary course of conducting the business described in Schedule 2, interfere with or damage (or attempt to interfere with or damage) any relationship between the Surviving Corporation or its Affiliates and any such customers.

(b) The Individual covenants and agrees that during the Restricted Period, such Individual shall not directly or indirectly, as employee, agent, consultant, director, equity holder, member, manager, partner or in any other capacity, without the prior written consent of WSFS, solicit or induce, or cause others to solicit or induce, for employment or engagement, any employee of the Surviving Corporation or its Affiliates (excluding general solicitations of the public that are not based on any list of, or directed at, employees of the Surviving Corporation or its Affiliates).

(c) During the Restricted Period, the Individual covenants and agrees not to make, publish or communicate at any time to any person or entity, including, but not limited to, customers, clients and investors of the Surviving Corporation or any of its Affiliates, any Disparaging (defined below) remarks, comments or statements concerning the Surviving Corporation or any of its Affiliates, or any of their respective present and former members, partners, directors, officers, employees or agents. For the purposes of this provision, “Disparaging” remarks, comments or statements are those that impugn the character, honesty, integrity, morality, business acumen or abilities of the individual or entity being disparaged. Notwithstanding the foregoing, this paragraph does not apply to (i) any truthful testimony, pleading, or sworn statements in any legal proceeding; (ii) attorney-client communications; or (iii) any communications with a government or regulatory agency, and further, it shall not be construed to prevent the Individual from filing a charge with the Equal Employment Opportunity Commission or a comparable state or local agency.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Individual. The Individual hereby represents and warrants to PLFC and WSFS as follows:

(a) Organization; Authorization; Validity of Agreement; Necessary Action. The Individual has the requisite capacity and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Individual and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of the Individual, enforceable against him in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Ownership. The Existing Shares are, and all of the Covered Shares owned by the Individual from the date hereof through the date that PLFC Shareholder Approval is received will be, Beneficially Owned and owned of record by the Individual except to the extent such Covered Shares are Transferred after the date hereof pursuant to a Permitted Transfer. The Individual has good and marketable title to the Existing Shares, free and clear of any Encumbrances other than those imposed by applicable securities laws. As of the date hereof, the Existing Shares constitute all of the shares of Common Stock Beneficially Owned or owned of record by the Individual. The Individual has and will have at all times through the date that PLFC Shareholder Approval is received sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Individual’s Existing Shares and with respect to all of the Covered Shares owned by the Individual at all times through the date that PLFC Shareholder Approval is received.

(c) No Violation. The execution and delivery of this Agreement by the Individual does not, and the performance by the Individual of his obligations under this Agreement will not, (i) conflict with or violate any law, ordinance or regulation of any Regulatory Authority applicable to the Individual or by which any of his assets or properties is bound, or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on the properties or assets of the Individual pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Individual is a party or by which the Individual or any of his assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Individual to perform his obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(d) Consents and Approvals. The execution and delivery of this Agreement by the Individual does not, and the performance by the Individual of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require the Individual to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Regulatory Authority.

(e) Absence of Litigation. There is no Litigation pending or, to the knowledge of the Individual, threatened against or affecting the Individual or any of his Affiliates before or by any Person or Regulatory Authority that could reasonably be expected to impair the ability of the Individual to perform his obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f) Reliance by WSFS. The Individual understands and acknowledges that WSFS is entering into the Merger Agreement in reliance upon the Individual’s execution and delivery of this Agreement and the representations and warranties of Individual contained herein.

ARTICLE IV

OTHER COVENANTS

4.1. Prohibition on Transfers, Other Actions.

(a) Until the earlier of the receipt PLFC Shareholder Approval or the date on which the Merger Agreement is terminated in accordance with its terms, the Individual hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest specifically therein unless such Transfer is a Permitted Transfer; (ii) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, the Individual’s representations, warranties, covenants and obligations under this Agreement; or (iii) except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, take any action that could restrict or otherwise affect the Individual’s legal power, authority and right to vote all of the Covered Shares then owned of record or beneficially by him or otherwise comply with and perform his covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void.

(b) The Individual understands and agrees that if the Individual attempts to Transfer, vote or provide any other Person with the authority to vote any of the Covered Shares other than in compliance with this Agreement, PLFC shall not, and the Individual hereby unconditionally and irrevocably instructs PLFC to not (i) permit such Transfer on its Books and Records, (ii) issue a new certificate representing any of the Covered Shares, or (iii) record such vote unless and until the Individual shall have complied with the terms of this Agreement.

4.2. Stock Dividends, etc. In the event of a stock split, stock dividend or distribution, or any change in the PLFC Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3. Notice of Acquisitions, etc. The Individual hereby agrees to notify PLFC as promptly as practicable (and in any event within 24 hours after receipt) in writing of (i) the number of any additional shares of PLFC Common Stock or other securities of PLFC of which the Individual acquires Beneficial Ownership on or after the date hereof and (ii) any proposed Permitted Transfers of the Covered Shares, Beneficial Ownership thereof or other interest specifically therein.

4.4. Waiver of Appraisal Rights. To the fullest extent permitted by applicable Law, the Individual hereby waives any rights of appraisal it may have under applicable Law.

4.5. Further Assurances. From time to time, at the request of WSFS and PLFC and without further consideration, the Individual shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement. Without limiting the foregoing, the Individual hereby authorizes PLFC to publish and disclose in any announcement or disclosure related to the Merger Agreement, including the Proxy Statement, the Individual’s identity and ownership of the Covered Shares and the nature of the Individual’s obligations under this Agreement.

ARTICLE V

MISCELLANEOUS

5.1. Termination. This Agreement shall remain in effect until the earlier to occur of (i) the Closing and (ii) the date of termination of the Merger Agreement in accordance with its terms; provided, that (1) if the Closing occurs, the provisions of Section 2.4 shall survive until the end of the Restricted Period, and (2) the provisions of this Section 5.1, and Sections 5.5 through 5.13 shall survive any termination of this Agreement. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for fraud, or willful or intentional breach of this Agreement.

5.2. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in WSFS or PLFC any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Individual, and WSFS or PLFC shall not have any authority to direct the Individual in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission (followed by overnight courier), by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

(a)	WSFS:

WSFS Financial Corporation
WSFS Bank Center
500 Delaware Avenue
Wilmington, DE 19801
Facsimile Number: (302) 571-6842
Attention: Rodger Levenson

Copy to Counsel:

Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001
Facsimile Number: (202) 778-5988

Attention: Frank M. Conner III
Michael P. Reed

(b)	PLFC:

Penn Liberty Financial Corp.
724 West Lancaster Avenue, Suite 210
Wayne, PA 19087
Facsimile Number: (610) 535-4515
Attention: Patrick J. Ward

Copy to Counsel:

Silver, Freedman, Taft & Tiernan LLP
3299 K Street, N.W.
Suite 100
Washington, DC 20007
Facsimile Number: (202) 337-5502
Attention: Raymond A. Tiernan

(c)	if to the Individual, to those persons indicated on Schedule 1.

5.4. Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. The parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all parties and their attorneys and, unless otherwise defined herein, the words used shall be construed and interpreted according to their ordinary meaning so as fairly to accomplish the purposes and intentions of all parties hereto.

5.5. Counterparts; Delivery by Facsimile or Electronic Transmission. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Executed signature pages to this Agreement may be delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file and such signature pages will be deemed as sufficient as if actual signature pages had been delivered. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

5.6. Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written and oral, that may have related to the subject matter hereof in any way.

5.7. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) The parties agree that this Agreement shall be governed by and construed in all respects in accordance with the Laws of the State of Delaware without regard to the conflict of Laws or choice of Law principles that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

(b) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court of competent jurisdiction located in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 5.4.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR

THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.8.

5.8. Amendment; Waiver. To the extent permitted by Law, this Agreement may be amended by a subsequent writing signed by each of the parties upon the approval of each of the parties.

5.9. Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached and that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement. It is accordingly agreed that the parties shall be entitled, without the requirement of posting bond, to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

5.10. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

5.11. Assignment. Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of Law or otherwise) without the prior written consent of the other party. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

5.12. Third Party Beneficiaries. Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement,. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Notwithstanding any other provision hereof to the contrary, no consent, approval or agreement of any third party beneficiary will be required to amend, modify to waive any provision of this Agreement.

5.13. Individual Capacity. The Individual is signing this Agreement solely in his capacity as an holder of PLFC Common Stock, and nothing herein shall prohibit, prevent or preclude the Individual from taking or not taking any action in the Individual’s capacity as an officer or director of PLFC to the extent permitted by the Merger Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

WSFS FINANCIAL CORPORATION

By:
Name:
Title:

PENN LIBERTY FINANCIAL CORP.

By:
Name:
Title:

INDIVIDUAL

Name:

[Signature Page to Voting Agreement]

Schedule 1

INFORMATION

Name	Existing Shares

Address for notice:

Name:
Street:

City, State:
ZIP Code:
Telephone:
Fax:
Email: